Reference Number: FXNEC9356, FXNEC9357 - Novation Confirmation
Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust
Trustee for the benefit of RALI Series 2007-QS5 Supplemental Interest Trust
March 29, 2007

                                                                                BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                  383 MADISON AVENUE
                                                                                            NEW YORK, NEW YORK 10179
                                                                                                        212-272-4009

DATE:                          March 29, 2007

TO:                            Deutsche Bank Trust Company  Americas,  not in its  individual  capacity but solely as
                               Supplemental   Interest  Trust  Trustee  for  the  benefit  of  RALI  Series  2007-QS5
                               Supplemental Interest Trust
ATTENTION:                     Trust Administration - RF07Q5
TELEPHONE:                     714-247-6000
FACSIMILE:                     714-855-1557

TO:                            Citibank, N.A., New York
ATTENTION:                     Phil Sears
TELEPHONE:                     212-723-1145
FACSIMILE:                     212-723-8604

FROM:                          Derivatives Documentation
TELEPHONE:                     212-272-2711
FACSIMILE:                     212-272-9857

RE:                            NOVATION CONFIRMATION

REFERENCE NUMBER(S):           FXNEC9356, FXNEC9357

The  purpose of this  letter is to confirm the terms and  conditions  of the  Novation  Transactions  entered  into between the parties and effective from the Novation Date specified below.  This Novation  Confirmation  constitutes a "Confirmation" as referred to in the New Agreement specified below.

1.   The definitions and provisions  contained in the 2004 ISDA Novation  Definitions (the  "Definitions")  and the
     terms and provisions of the 2000 ISDA  Definitions,  as published by the  International  Swaps and Derivatives
     Association,  Inc. and amended from time to time,  are  incorporated  in this  Novation  Confirmation.  In the event of any  inconsistency  between (i) the  Definitions,  (ii) the 2000 ISDA  Definitions  and/or  (iii) the
     Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.   The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

           Novation Trade Date:                                          March 29, 2007
           Novation Date:                                                March 29, 2007
           Novated Amount:                                               For  each  Novation   Transaction,   as
                                                                         specified in the Annex attached hereto.
           Transferor:                                                   Citibank, N.A., New York
           Transferee:                                                   Deutsche Bank Trust  Company  Americas,
                                                                         not  in  its  individual  capacity  but
                                                                         solely as  Supplemental  Interest Trust
                                                                         Trustee  for the benefit of RALI Series
                                                                         2007-QS5 Supplemental Interest Trust
           Remaining Party:                                              Bear Stearns Financial Products Inc.
           New Agreement (between Transferee and Remaining Party):       The Master  Agreement as defined in the
                                                                         New Confirmation

3.   The terms of the Old Transaction to which this Novation  Confirmation  relates,  for identification  purposes, are as follows:

           Trade Date of Old Transaction:                             For   each   Novation   Transaction,    as
                                                                      specified in the Annex attached hereto.
           Effective Date of Old Transaction:                         For   each   Novation   Transaction,    as
                                                                      specified in the Annex attached hereto.
           Termination Date of Old Transaction:                       For   each   Novation   Transaction,    as
                                                                      specified in the Annex attached hereto.

4.   The terms of the New  Transactions  to which this Novation  Confirmation  relates shall be as specified in the
     New  Confirmation attached hereto as Exhibit A and Exhibit B.

           Full First Calculation Period:                                 Applicable

5.   Offices:

           Transferor:                                                      New York
           Transferee:                                                      Not Applicable
           Remaining Party:                                                 Not Applicable

 The parties  confirm  their  acceptance  to be bound by this  Novation  Confirmation  as of the  Novation  Date by executing  a copy  of  this  Novation  Confirmation  and  returning  a  facsimile  of the  fully-executed  Novation
Confirmation to  212-272-9857.  The Transferor,  by its execution of a copy of this Novation  Confirmation,  agrees to the terms of the Novation  Confirmation as it relates to the Old Transaction.  The Transferee,  by its execution of a copy of this  Novation  Confirmation,  agrees to the terms of the Novation  Confirmation  as it relates to the
New Transaction.  For inquiries regarding U.S. Transactions,  please contact DERIVATIVES DOCUMENTATION by telephone at 212-272-2711.  For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6223.

BEAR STEARNS FINANCIAL PRODUCTS INC.                    CITIBANK, N.A., NEW YORK

By:     /s/ Annie Manevitz                             By:  /s/ Frank Licciardello
        Name: Annie Manevitz                                    Name:Frank Licciardello
        Title: Authorized Signatory                             Title:Authorized Signatory
        Date

                                                        By:  _____________________________
                                                                Name:
                                                                Title:
                                                                Date

DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS
INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL
INTEREST TRUST TRUSTEE FOR THE BENEFIT OF RALI SERIES
2007-QS5 SUPPLEMENTAL INTEREST TRUST

By:      /s/ Amy Stoddard
        Name: Amy Stoddard
        Title: Authorized Signer
        Date

                                                       ANNEX

                                              OLD TRANSACTIONS       TRADE DATE
                                                REFERENCE NO.          OF OLD          EFFECTIVE DATE OF    TERMINATION  DATE OF
                                                                     TRANSACTIONS       OLD TRANSACTIONS    OLD TRANSACTIONS             NOVATED AMOUNT

                                                  FXNEC9356         March 26, 2007       March 29, 2007         August 25, 2013         USD 100,000,000

                                                  FXNEC9357         March 26, 2007       March 29, 2007         August 25, 2011          USD 23,006,000

Reference Number: FXNEC9356
Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest
Trust Trustee for the benefit of RALI Series 2007-QS5 Supplemental Interest Trust
March 29, 2007

                                                                         BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                           383 MADISON AVENUE
                                                                                     NEW YORK, NEW YORK 10179
                                                                                                 212-272-4009

                                                 EXHIBIT A

DATE:                                   March 29, 2007

TO:                                     Deutsche  Bank  Trust  Company  Americas,   not  in  its  individual
                                        capacity but solely as  Supplemental  Interest Trust Trustee for the benefit of RALI Series 2007-QS5 Supplemental Interest Trust
ATTENTION:                 Trust Administration - RF07Q5
TELEPHONE:                 714-247-6000
FACSIMILE:                 714-855-1557

FROM:                                   Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                                Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):       FXNEC9356

The purpose of this letter  agreement is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between Bear Stearns Financial  Products Inc. ("Party
A") and Deutsche Bank Trust  Company  Americas,  not in its  individual  capacity but solely as  Supplemental
Interest  Trust  Trustee for the benefit of RALI Series  2007-QS5  Supplemental  Interest  Trust ("Party B").
Reference  is  hereby  made  to  the  Pooling  and   Servicing   Agreement,   dated  as  of  March  1,  2007,
among Residential Accredit Loans, Inc., as seller ("Seller") and as company ("Company"),  Residential Funding
Company,  LLC, as master  servicer  ("Master  Servicer"),  Residential  Accredit  Loans,  Inc.,  as depositor
('Depositor")   and  Deutsche  Bank  Trust  Company   Americas,   as  supplemental   interest  trust  trustee
("Supplemental   Interest  Trust  Trustee").   This  letter  agreement  constitutes  the  sole  and  complete
"Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1.       This  Confirmation is subject to and incorporates the 2000 ISDA Definitions (the  "Definitions"), as published by the International  Swaps and Derivatives  Association,  Inc. ("ISDA").  This Confirmation
    supplements,  forms a part of and is  subject to the ISDA  Master  Agreement  dated as of March 29,  2007 between  Party A and Party B (the  agreement,  as  amended  and  supplemented  from  time to time,  being referred  to  herein as the  "Master  Agreement").  All  provisions  contained  in,  or  incorporated  by reference to, the Master Agreement shall govern the Transaction  referenced in this  Confirmation  except as  expressly  modified  herein.  In the event of any  inconsistency  between this  Confirmation  and the
    Definitions or Master Agreement, this Confirmation shall prevail.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                                            Rate Cap

       Notional Amount:    With respect to any  Calculation  Period,  the amount set forth for such period in Schedule I attached hereto.

       Trade Date:                          March 29, 2007

       Effective Date:                      March 29, 2007

       Termination Date:   August 25, 2013

       FIXED AMOUNT (PREMIUM):              Inapplicable.   Premium   has   been   paid   under   the  Old
                                            Transaction.

       FLOATING AMOUNTS:

              Floating Rate Payer:          Party A

              Cap Rate:                     5.58000%

              Floating Rate Payer
              Period End Dates:             The 25th  calendar  day of each month  during the Term of this
                                            Transaction,  commencing  April  25,  2007 and  ending  on the
                                            Termination Date, with No Adjustment.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating Rate Payer
                                            Payment  Dates  shall  be two  Business  Days  preceding  each
                                            Floating Rate Payer Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA,  provided,  however,  that if the Floating Rate
                                            determined   from   such   Floating   Rate   Option   for  any
                                            Calculation   Period  is  greater  than   8.98000%   then  the
                                            Floating Rate for such  Calculation  Period shall be deemed to be 8.98000%.

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates: The first day of each Calculation Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   Party A

                                    NEITHER THE BEAR STEARNS  COMPANIES  INC. NOR ANY SUBSIDIARY OR AFFILIATE
       OF THE BEAR STEARNS  COMPANIES INC.  OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT  PROVIDER ON
       THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO PARTY A:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO PARTY B:
                                            Deutsche Bank Trust Company Americas
                                            ABA 021-001-033
                                            A/C # 01419663
                                            A/C Name NYLTD Funds Control - Stars West
                                            Ref: RALI 2007-QS5

ADDITIONAL PROVISIONS:
Non-Reliance.  Each party  represents to the other party that (a) it has not received and is not relying upon any  legal,  tax,  regulatory,  accounting  or other  advice  (whether  written  or oral) of the other  party regarding  this  Transaction,  other  than  representations  expressly  made  by  that  other  party  in this
Confirmation and in the Master Agreement and (b) in respect of this  Transaction,  (i) it has the capacity to evaluate  (internally  or through  independent  professional  advice) this  Transaction  and has made its own decision to enter into this  Transaction  and (ii) it  understands  the terms,  conditions  and risks of this
Transaction  and is willing to assume  (financially  and otherwise)  those risks.  Party B acknowledges  that
Party A has advised Party B to consult its own tax,  accounting  and legal  advisors in connection  with this
Transaction evidenced by this Confirmation and that the Party B has done so.

This  Confirmation  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this  Confirmation and to confirm that the foregoing  correctly sets forth the terms of the  Transaction  by signing in the space provided below and returning to Party A a facsimile of the fully-executed  Confirmation  to  212-272-9857.  For inquiries  regarding U.S.  Transactions,  please contact
DERIVATIVES  DOCUMENTATION by telephone at 212-272-2711.  For all other inquiries please contact  DERIVATIVES
DOCUMENTATION  by telephone  at  353-1-402-6233.  Originals  will be provided  for your  execution  upon your request.

We are very  pleased to have  executed  this  Transaction  with you and we look forward to  completing  other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    /s/ Annie Manevitz
       Name: Annie Manevitz
       Title:  Authorized Signatory

Party B, acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK TRUST COMPANY AMERICAS,  NOT IN ITS INDIVIDUAL  CAPACITY BUT SOLELY AS SUPPLEMENTAL
INTEREST TRUST TRUSTEE FOR THE BENEFIT OF RALI SERIES 2007-QS5 SUPPLEMENTAL INTEREST TRUST

By:    /s/ Amy Stoddard
       Name: Amy Stoddard
       Title: Authorized Signer

                                           SCHEDULE I

                            (all such dates subject to No Adjustment)

        FROM AND INCLUDING                    TO BUT EXCLUDING                 NOTIONAL AMOUNT (USD)

          Effective Date                         4/25/2007                          100,000,000
             4/25/2007                           5/25/2007                           99,531,243
             5/25/2007                           6/25/2007                           98,789,037
             6/25/2007                           7/25/2007                           97,776,819
             7/25/2007                           8/25/2007                           96,498,859
             8/25/2007                           9/25/2007                           94,960,319
             9/25/2007                           10/25/2007                          93,167,241
            10/25/2007                           11/25/2007                          91,126,538
            11/25/2007                           12/25/2007                          88,845,977
            12/25/2007                           1/25/2008                           86,334,154
             1/25/2008                           2/25/2008                           83,600,707
             2/25/2008                           3/25/2008                           80,655,796
             3/25/2008                           4/25/2008                           77,795,266
             4/25/2008                           5/25/2008                           75,017,509
             5/25/2008                           6/25/2008                           72,320,948
             6/25/2008                           7/25/2008                           69,704,035
             7/25/2008                           8/25/2008                           67,165,252
             8/25/2008                           9/25/2008                           64,703,109
             9/25/2008                           10/25/2008                          62,316,147
            10/25/2008                           11/25/2008                          60,002,930
            11/25/2008                           12/25/2008                          57,762,055
            12/25/2008                           1/25/2009                           55,592,141
             1/25/2009                           2/25/2009                           53,491,835
             2/25/2009                           3/25/2009                           51,459,811
             3/25/2009                           4/25/2009                           49,494,765
             4/25/2009                           5/25/2009                           47,595,422
             5/25/2009                           6/25/2009                           45,760,527
             6/25/2009                           7/25/2009                           43,988,852
             7/25/2009                           8/25/2009                           42,279,191
             8/25/2009                           9/25/2009                           40,630,361
             9/25/2009                           10/25/2009                          39,041,202
            10/25/2009                           11/25/2009                          37,510,575
            11/25/2009                           12/25/2009                          36,037,364
            12/25/2009                           1/25/2010                           34,620,474
             1/25/2010                           2/25/2010                           33,258,830
             2/25/2010                           3/25/2010                           31,951,378
             3/25/2010                           4/25/2010                           30,697,084
             4/25/2010                           5/25/2010                           29,494,933
             5/25/2010                           6/25/2010                           28,343,931
             6/25/2010                           7/25/2010                           27,243,102
             7/25/2010                           8/25/2010                           26,191,487
             8/25/2010                           9/25/2010                           25,188,148
             9/25/2010                           10/25/2010                          24,232,164
            10/25/2010                           11/25/2010                          23,322,630
            11/25/2010                           12/25/2010                          22,458,660
            12/25/2010                           1/25/2011                           21,639,384
             1/25/2011                           2/25/2011                           20,863,949
             2/25/2011                           3/25/2011                           20,131,517
             3/25/2011                           4/25/2011                           19,441,269
             4/25/2011                           5/25/2011                           18,792,398
             5/25/2011                           6/25/2011                           18,184,114
             6/25/2011                           7/25/2011                           17,615,644
             7/25/2011                           8/25/2011                           17,086,225
             8/25/2011                           9/25/2011                           16,595,113
             9/25/2011                           10/25/2011                          16,141,576
            10/25/2011                           11/25/2011                          15,724,896
            11/25/2011                           12/25/2011                          15,344,371
            12/25/2011                           1/25/2012                           14,999,308
             1/25/2012                           2/25/2012                           14,688,959
             2/25/2012                           3/25/2012                           14,412,734
             3/25/2012                           4/25/2012                           14,169,981
             4/25/2012                           5/25/2012                           14,169,901
             5/25/2012                           6/25/2012                           13,656,254
             6/25/2012                           7/25/2012                           12,486,286
             7/25/2012                           8/25/2012                           11,345,268
             8/25/2012                           9/25/2012                           10,232,624
             9/25/2012                           10/25/2012                          9,147,791
            10/25/2012                           11/25/2012                          8,090,217
            11/25/2012                           12/25/2012                          7,059,360
            12/25/2012                           1/25/2013                           6,054,689
             1/25/2013                           2/25/2013                           5,075,685
             2/25/2013                           3/25/2013                           4,121,838
             3/25/2013                           4/25/2013                           3,192,648
             4/25/2013                           5/25/2013                           2,411,281
             5/25/2013                           6/25/2013                           1,651,638
             6/25/2013                           7/25/2013                            913,260
             7/25/2013                        Termination Date                        195,701

Reference Number: FXNEC9357
Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust
Trustee for the benefit of RALI Series 2007-QS5 Supplemental Interest Trust March 29, 2007

                                                                                  BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                    383 MADISON AVENUE
                                                                                              NEW YORK, NEW YORK 10179
                                                                                                          212-272-4009

                                                      EXHIBIT B

DATE:                      March 29, 2007

TO:                        Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI
                           Series 2007-QS5 Supplemental Interest Trust

ATTENTION:                 Trust Administration - RF07Q5
TELEPHONE:                 714-247-6000
FACSIMILE:                 714-855-1557

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):       FXNEC9357

The purpose of this letter  agreement is to confirm the terms and  conditions of the  Transaction  entered into on the
Trade Date specified below (the  "Transaction")  between Bear Stearns Financial Products Inc. ("Party A") and Deutsche
Bank Trust Company  Americas,  not in its individual  capacity but solely as  Supplemental  Interest Trust Trustee for the  benefit of RALI  Series  2007-QS5  Supplemental  Interest  Trust  ("Party  B").  Reference  is hereby made to the
Pooling  and  Servicing  Agreement,  dated as of March 1, 2007,  among Residential  Accredit  Loans,  Inc.,  as seller
("Seller") and as company  ("Company"),  Residential  Funding Company,  LLC, as master servicer  ("Master  Servicer"),
Residential  Accredit  Loans,  Inc.,  as  depositor  ('Depositor")  and  Deutsche  Bank  Trust  Company  Americas,  as
supplemental  interest trust trustee  ("Supplemental  Interest Trust Trustee").  This letter agreement constitutes the sole and  complete  "Confirmation,"  as referred to in the Master  Agreement  specified  below,  with  respect to this
Transaction.

1.       This  Confirmation  is subject to and  incorporates  the 2000 ISDA  Definitions  (the  "Definitions"),  as
    published by the International Swaps and Derivatives  Association,  Inc. ("ISDA"). This Confirmation  supplements, forms a part of and is subject to the ISDA Master  Agreement  dated as of March 29, 2007 between Party A and Party
    B (the  agreement,  as  amended  and  supplemented  from time to time,  being  referred  to herein as the  "Master
    Agreement").  All provisions  contained in, or  incorporated  by reference to, the Master  Agreement  shall govern the  Transaction  referenced  in this  Confirmation  except  as  expressly  modified  herein.  In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                                            Rate Cap

       Notional Amount:    With  respect  to any  Calculation  Period,  the  amount  set forth  for such  period in
                                            Schedule I attached hereto.

       Trade Date:                          March 29, 2007

       Effective Date:                      March 29, 2007

       Termination Date:   August 25, 2011

       FIXED AMOUNT (PREMIUM):              Inapplicable. Premium has been paid under the Old Transaction.

       FLOATING AMOUNTS:

              Floating Rate Payer:          Party A

              Cap Rate:                     5.45000%

              Floating Rate Payer
              Period End Dates:             The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  April 25, 2007 and ending on the  Termination
                                            Date, with No Adjustment.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating  Rate Payer Payment
                                            Dates shall be two Business  Days  preceding  each  Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA,   provided,   however,   that  if  the   Floating   Rate
                                            determined  from such Floating Rate Option for any  Calculation  Period is greater than 8.95000%  then the Floating  Rate for such  Calculation
                                            Period shall be deemed to be 8.95000%.

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates: The first day of each Calculation Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   Party A

                                    NEITHER THE BEAR STEARNS  COMPANIES  INC. NOR ANY  SUBSIDIARY  OR AFFILIATE OF THE
       BEAR STEARNS COMPANIES INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:              PAYMENTS TO PARTY A:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            PAYMENTS TO PARTY B:
                                            Deutsche Bank Trust Company Americas
                                            ABA 021-001-033
                                            A/C # 01419663
                                            A/C Name NYLTD Funds Control - Stars West
                                            Ref: RALI 2007-QS5

ADDITIONAL PROVISIONS:
Non-Reliance.  Each party  represents  to the other party that (a) it has not  received  and is not  relying  upon any legal,  tax,  regulatory,  accounting  or other advice  (whether  written or oral) of the other party  regarding  this
Transaction,  other than  representations  expressly made by that other party in this  Confirmation  and in the Master
Agreement  and (b) in  respect  of this  Transaction,  (i) it has the  capacity  to  evaluate  (internally  or through independent  professional  advice) this  Transaction and has made its own decision to enter into this  Transaction and
(ii) it understands  the terms,  conditions and risks of this  Transaction and is willing to assume  (financially  and otherwise)  those risks.  Party B  acknowledges  that Party A has advised  Party B to consult its own tax,  accounting and legal advisors in connection with this  Transaction  evidenced by this  Confirmation and that the Party B has done
so.

This  Confirmation  may be executed  in several  counterparts,  each of which  shall be deemed an original  but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this  Confirmation and to confirm that the foregoing  correctly sets forth the terms of the  Transaction  by signing in the space  provided  below and returning to Party A a facsimile of the  fully-executed
Confirmation to 212-272-9857.  For inquiries regarding U.S. Transactions,  please contact DERIVATIVES DOCUMENTATION by telephone  at  212-272-2711.  For all other  inquiries  please  contact  DERIVATIVES  DOCUMENTATION  by  telephone  at
353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction  with you and we look forward to completing  other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    /s/ Annie Manevitz
       Name: Annie Manevitz
       Title:  Authorized Signatory

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms  the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST
TRUST TRUSTEE FOR THE BENEFIT OF RALI SERIES 2007-QS5 SUPPLEMENTAL INTEREST TRUST

By:   /s/ Amy Stoddard
       Name: Amy Stoddard
       Title: Authorized Signer

                                                SCHEDULE I

                                (all such dates subject to No Adjustment)
        FROM AND INCLUDING                    TO BUT EXCLUDING                 NOTIONAL AMOUNT (USD)

          Effective Date                         4/25/2007                           23,006,000
             4/25/2007                           5/25/2007                           22,821,771
             5/25/2007                           6/25/2007                           22,563,107
             6/25/2007                           7/25/2007                           22,231,083
             7/25/2007                           8/25/2007                           21,827,049
             8/25/2007                           9/25/2007                           21,352,642
             9/25/2007                           10/25/2007                          20,809,784
            10/25/2007                           11/25/2007                          20,200,677
            11/25/2007                           12/25/2007                          19,527,799
            12/25/2007                           1/25/2008                           18,793,892
             1/25/2008                           2/25/2008                           18,002,019
             2/25/2008                           3/25/2008                           17,155,420
             3/25/2008                           4/25/2008                           16,335,964
             4/25/2008                           5/25/2008                           15,543,032
             5/25/2008                           6/25/2008                           14,776,016
             6/25/2008                           7/25/2008                           14,034,324
             7/25/2008                           8/25/2008                           13,317,376
             8/25/2008                           9/25/2008                           12,624,606
             9/25/2008                           10/25/2008                          11,955,462
            10/25/2008                           11/25/2008                          11,309,402
            11/25/2008                           12/25/2008                          10,685,898
            12/25/2008                           1/25/2009                           10,084,435
             1/25/2009                           2/25/2009                           9,504,507
             2/25/2009                           3/25/2009                           8,945,623
             3/25/2009                           4/25/2009                           8,407,300
             4/25/2009                           5/25/2009                           7,889,067
             5/25/2009                           6/25/2009                           7,390,466
             6/25/2009                           7/25/2009                           6,911,046
             7/25/2009                           8/25/2009                           6,450,369
             8/25/2009                           9/25/2009                           6,008,005
             9/25/2009                           10/25/2009                          5,583,535
            10/25/2009                           11/25/2009                          5,176,550
            11/25/2009                           12/25/2009                          4,786,649
            12/25/2009                           1/25/2010                           4,413,441
             1/25/2010                           2/25/2010                           4,056,544
             2/25/2010                           3/25/2010                           3,715,584
             3/25/2010                           4/25/2010                           3,390,196
             4/25/2010                           5/25/2010                           3,080,024
             5/25/2010                           6/25/2010                           2,784,719
             6/25/2010                           7/25/2010                           2,503,941
             7/25/2010                           8/25/2010                           2,237,357
             8/25/2010                           9/25/2010                           1,984,641
             9/25/2010                           10/25/2010                          1,745,477
            10/25/2010                           11/25/2010                          1,519,553
            11/25/2010                           12/25/2010                          1,306,566
            12/25/2010                           1/25/2011                           1,106,220
             1/25/2011                           2/25/2011                            918,225
             2/25/2011                           3/25/2011                            742,299
             3/25/2011                           4/25/2011                            578,164
             4/25/2011                           5/25/2011                            425,551
             5/25/2011                           6/25/2011                            284,195
             6/25/2011                           7/25/2011                            153,839
             7/25/2011                        Termination Date                         34,230